[Execution Version]

AMENDED AND RESTATED TRANSACTION 2 SUPPLEMENTAL CONFIRMATION

Date:	February 18, 2015
To:	M Capital Group Investors II, LLC 2200 South 75th Avenue Phoenix, AZ 85043
Attn:	Elly Penrod
From:	Citibank, N.A.
Fax No.:	212-615-8985
Reference Number:	NECOM7958827

The purpose of this Amended and Restated Transaction 2 Supplemental Confirmation is to amend and restate the terms and conditions of the Transaction entered into between Citibank, N.A. (“Citibank”) and M Capital Group Investors II, LLC (“Counterparty”) on October 29, 2013 (the “Original Transaction”).  This Amended and Restated Transaction 2 Supplemental Confirmation, dated February 18, 2015 (the “Amendment and Restatement Date”), amends and restates in its entirety the Transaction 2 supplemental confirmation, dated October 29, 2013 (the “Original Transaction 2 Supplemental Confirmation”), and is subject to the Master Confirmation specified below. All references to the Original Transaction 2 Supplemental Confirmation in the Master Confirmation or in other documentation between the parties shall be to this Amended and Restated Transaction 2 Supplemental Confirmation.  Each party repeats to the other party the representations and warranties set forth in the Master Confirmation or in the Agreement (as defined in the Master Confirmation) (as if the Amendment and Restatement Date were the Trade Date, the date the parties entered into a Transaction and the date of the Master Confirmation). This Amended and Restated Transaction 2 Supplemental Confirmation is a binding contract between Citibank and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.           This Amended and Restated Transaction 2 Supplemental Confirmation supplements, forms part of, and is subject to the Master Terms and Conditions for Prepaid Variable Share Forward Transactions dated as of October 29, 2013 between Citibank and Counterparty (as amended and supplemented from time to time, the “Master Confirmation”).  All provisions contained in the Agreement (as modified and as defined in the Master Confirmation) shall govern this Amended and Restated Transaction 2 Supplemental Confirmation, except as expressly modified below, and capitalized terms used but not defined herein shall have the meanings specified in the Master Confirmation.

2.           The terms of the Transaction to which this Amended and Restated Transaction 2 Supplemental Confirmation relates are as follows:

Trade Date:	October 29, 2013
Amendment and Restatement Date:	February 18, 2015
Initial Exchange Date:	October 29, 2013
Counterparty Initial Payment Amount:
An amount in USD equal to (i) the aggregate Number of Shares for all Components multiplied by (ii) the USD 20.286 multiplied by (iii) the Initial Amount Factor.  Counterparty shall pay the Counterparty Initial Payment Amount to Citibank on the Initial Exchange Date.

Citibank Initial Delivery Amount:
9,732,893 Shares.  Citibank shall deliver the Citibank Initial Delivery Amount to Counterparty on the Initial Exchange Date.  Section 9.4 of the Equity Definitions shall apply to such delivery date as if it were a Settlement Date.

Citibank Initial Payment Amount:
An amount in USD equal to (i) the aggregate Number of Shares for all Components multiplied by (ii) the USD 20.286 multiplied by (iii) the Initial Amount Factor.  Citibank shall pay the Citibank Initial Payment Amount to Counterparty on the Initial Exchange Date.

Initial Amount Factor:	75.6492%
Initial Reference Price:	USD 22.54
Forward Floor Price:	USD 23.30
Forward Cap Price:	USD 36.50
Cap Ratio:	Not Applicable
Final Disruption Date:	August 11, 2016

For each Component of the Transaction, the Scheduled Valuation Date and Number of Shares is set forth below:

Component Number	Scheduled Valuation Date	Number of Shares
1	7/5/2016	614,700
2	7/6/2016	614,700
3	7/7/2016	614,700
4	7/8/2016	614,700
5	7/11/2016	614,700
6	7/12/2016	614,700
7	7/13/2016	614,700
8	7/14/2016	614,700
9	7/15/2016	614,700
10	7/18/2016	614,700
11	7/19/2016	614,700
12	7/20/2016	614,700
13	7/21/2016	614,700
14	7/22/2016	614,700
15	7/25/2016	614,700
16	7/26/2016	614,700
17	7/27/2016	614,700
18	7/28/2016	614,700
19	7/29/2016	614,700
20	8/1/2016	614,716

Counterparty hereby agrees (a) to check this Amended and Restated Transaction 2 Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Amended and Restated Transaction 2 Supplemental Confirmation relates by manually signing this Amended and Restated Transaction 2 Supplemental Confirmation and providing any other information requested herein or in the Master Confirmation and immediately sending a facsimile transmission of an executed copy to Confirmation Unit 646-291-3965, with an executed copy sent to Citibank, N.A., 388 Greenwich St., 11th Floor, New York, New York 10013, Attention:  Confirmation Unit.

Yours sincerely,
CITIBANK, N.A.
By:	/s/ James Heathcote
Authorized Representative

Confirmed as of the date first above written:

M CAPITAL GROUP INVESTORS II, LLC
By: Jerry And Vickie Moyes Family Trust, its Manager

By:	/s/ Jerry C. Moyes
Name: Jerry C. Moyes
Title: Co-Trustee

By:	/s/ Vickie Moyes
Name: Vickie Moyes
Title: Co-Trustee

Back to Schedule 13D/A

Signature Page to Amended and Restated
Transaction 2 Supplemental Confirmation